ABERDEEN FUNDS

Aberdeen China Opportunities Fund (the “Fund”)

Supplement to the Aberdeen Funds Statutory Prospectus and the Statement of Information dated March 1, 2010, as amended.

Effective immediately, all references to Peter Hames in the Fund’s Statutory Prospectus and Statement of Additional Information are hereby removed.

The following Portfolio Manager is added to the Fund’s Statutory Prospectus:

		Served Investment
		Adviser of the Fund
Name	Title	Since
Frank Tian	Investment Analyst	2008

The following is added to the section titled “Fund Management-China Opportunities Fund” of the Aberdeen Funds Statutory Prospectus:

Frank Tian, Investment Analyst

Frank Tian is an investment analyst on the Asian Equities team. Frank joined Aberdeen in 2008 having completed an internship with the Emerging Markets Equities desk in summer 2007.  Prior to that, Frank graduated with a BSc (Hons) in Economics from the London School of Economics.

The following is added to the section titled “Portfolio Managers” beginning on page 116 of the Aberdeen Funds Statement of Additional Information:

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Frank Tian	China Opportunities Fund	$0

The following is added to the section titled “Other Accounts Managed” beginning on page A-2 of the Aberdeen Funds Statement of Additional Information:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2009) (In Millions)
Aberdeen Asset Management Asia Limited
Frank Tian

Mutual Funds:  14 accounts, $2,167.2 total assets

Other Pooled Investment Vehicles:  72 accounts, $24,972.6 total assets

Other Accounts:  126 accounts, $27,193.0 total assets (13 accounts, $2,698.98 total assets of which the advisory fee is based on performance)

THIS SUPPLEMENT IS DATED December 3, 2010

Please keep this supplement for future reference